SCHEDULE OF RECONCILIATION OF STATUTORY INCOME TAX RATES AND EFFECTIVE TAX RATE (Details)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Statutory U.S. federal rate	21.00%	21.00%	21.00%
State income tax, net of federal benefit	7.00%	7.00%	7.00%
Permanent differences		7.50%	4.00%
Valuation allowance	28.00%	20.50%	24.00%
Provision for income taxes	0.00%	0.00%	0.00%
Effective Income Tax Rate Reconciliation, Percent, Total	0.00%	0.00%	0.00%